SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 14, 2002

Cooper Cameron Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13884	76-0451843

1333 West Loop South, Suite 1700, Houston, Texas 77027

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (713) 513-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Cooper Cameron Corporation (the “Company”) under the Securities Act of 1933.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 99.1	Statement, dated August 14, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company’s Filings under the Securities Exchange Act of 1934.

Exhibit 99.2	Statement, dated August 14, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company’s Filings under the Securities Exchange Act of 1934.

Item 9. Regulation FD Disclosure.

On August 14, 2002, the principal executive officer and principal financial officer of the Company each submitted to the Securities and Exchange Commission a written statement regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934 pursuant to Securities and Exchange Commission Order No. 4-460. The Company is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements as Exhibits 99.1 and 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COOPER CAMERON CORPORATION

By:	/S/ WILLIAM C. LEMMER
William C. Lemmer Vice President, General Counsel and Secretary

Date: August 14, 2002

EXHIBIT INDEX

Exhibit 99.1	Statement, dated August 14, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.

Exhibit 99.2	Statement, dated August 14, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company’s filings under the Securities Exchange Act of 1934.